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                                                           EXHIBIT 24

                                 POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William W. McGuire, M.D., Stephen J. Hemsley, and David J. Lubben, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of United HealthCare Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   March 31, 1999

/s/ William C. Ballard, Jr.             /s/ Walter F. Mondale
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William C. Ballard, Jr.                 Walter F. Mondale

/s/ Richard T. Burke                    /s/ Mary O. Mundinger
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Richard T. Burke                        Mary O. Mundinger

/s/ James A. Johnson                    /s/ Robert L. Ryan
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James A. Johnson                        Robert L. Ryan

/s/ Thomas H. Kean                      /s/ William G. Spears
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Thomas H. Kean                          William G. Spears

/s/ Douglas W. Leatherdale              /s/ Gail R. Wilensky
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Douglas W. Leatherdale                  Gail R. Wilensky